MISSISSIPPI VIEW HOLDING COMPANY
                                35 East Broadway
                          Little Falls, Minnesota 56345
                                 (320) 632-5461


                                December 16, 1996



To Our Stockholders:

      We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Mississippi View Holding Company (the "Company") to be held at the Company's main office, 35 East Broadway, Little Falls, Minnesota, on January 22, 1997 at 10:00 a.m. This is our second annual meeting since the mutual-to-stock conversion of Community Federal Savings and Loan Association of Little Falls and its acquisition by the Company as its parent savings and loan holding company in March 1995.

      The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Bertram Cooper & Co., LLP, certified public accountants, will be present to respond to any questions stockholders may have.

      The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ Thomas J. Leiferman
                                          Thomas J. Leiferman
                                          President and Chief Executive Officer
                                          Mississippi View Holding Company

                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 EAST BROADWAY
                          LITTLE FALLS, MINNESOTA 56345
                                 (320) 632-5461

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Mississippi View Holding Company (the "Company"), will be held at the Company's main office, 35 East Broadway, Little Falls, Minnesota on January 22, 1997, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

    1.         The election of two directors of the Company;

    2. The approval of the Mississippi View Holding Company 1997 Stock Option Plan; and

    3. The ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors for the Company for the fiscal year ended September 30, 1997.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 2, 1996 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote at the Meeting in person.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Mary Ann Karnowski
                                          Mary Ann Karnowski
                                          Secretary
Little Falls, Minnesota
December 16, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 EAST BROADWAY
                          LITTLE FALLS, MINNESOTA 56345
                                 (320) 632-5461

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 1997
                                     GENERAL

      This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Mississippi View Holding Company (the
"Company") which acquired all of the outstanding common stock of Community Federal Savings and Loan Association of Little Falls (the "Association") issued in connection with the Association's conversion from mutual to stock form in March 1995 (the "Conversion"). Proxies are being solicited by the Board of Directors of the Company (the "Board" or the "Board of Directors") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 35 East Broadway, Little Falls, Minnesota, on January 22, 1997 at 10:00 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 16, 1996.

      At the Meeting, stockholders will consider and vote upon (i) the election of two directors; (ii) the approval of the Mississippi View Holding Company 1997 Stock Option Plan (the "1997 Option Plan"); and (ii) the ratification of the appointment of Bertram Cooper & Co., LLP as independent auditors for the Company for the fiscal year ending September 30, 1997. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


                      VOTING AND REVOCABILITY OF PROXIES

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" of the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Stockholders of record as of the close of business on December 2, 1996 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 869,714 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the approval of the 1997 Option Plan and the ratification of auditors, by checking the appropriate box, stockholders may (i) vote "FOR" the ratification, (ii) vote "AGAINST" the ratification, or (iii) vote to "ABSTAIN" from voting on the item. Unless otherwise required by law, the ratification of auditors and the approval of the 1997 Option Plan shall be determined by majority of the votes cast at the Meeting on the matter, in person or by proxy, without regard to either (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

      As to other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on any other matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date.

      Information concerning the security ownership of management is included under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers."





                                                                     Percent of Shares of
                                            Amount and Nature of         Common Stock
Name and Address of Beneficial Owner        Beneficial Ownership          Outstanding
------------------------------------        --------------------     --------------------
John Hancock Advisers, Inc                        95,000 (1)                 10.90%
101 Huntington Avenue
Boston, Massachusetts 02199

The Baupost Group, Inc.                           99,000 (1)                 11.38%
Seth A. Klarman, President
44 Brattle Street, 2nd Floor
Cambridge, Massachusetts 02138

FMR Corp.                                         85,000 (1)                  9.77%
Edward C. Johnson 3d
Abigail P. Johnson
82 Devonshire Street
Boston, Massachusetts 02109

Wellington Management Company                     99,600 (1)(2)              11.45%
75 State Street
Boston, Massachusetts 02109

Community Federal Savings and Loan                80,639 (3)                  9.27%
Association of Little Falls Employee
Stock Ownership Plan ("ESOP")
35 East Broadway
Little Falls, Minnesota  56345


----------------------------------
(1)  Based on a Schedule 13G filed in February 1996.
(2) Includes 89,200 shares of Common Stock beneficially owned by Bay Pond Partners, L.P. which maintains the same business address as Wellington Management Company.
(3) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company and are held in trust. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan."

               INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Officers and directors of the Company have an interest in certain matters being presented for stockholder approval. Upon stockholder approval, officers and directors of the Company would be granted stock options pursuant to the 1997 Option Plan. The approval of the 1997 Option Plan is being presented as "II - Approval of 1997 Option Plan." See "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers" for information regarding the voting control of shares of Common Stock held by executive officers and directors.


               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended September 30, 1996.


             I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS

Election of Directors

     The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

     Thomas J. Leiferman and Neil Adamek have been nominated by the Board of Directors to serve as directors. Messrs. Leiferman and Adamek are currently members of the Board and have been nominated for three-year terms to expire in 2000. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

     The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Association, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. The table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a director of the Association.



                                                                       Shares of
Name of Individual or                 Year First        Current      Common Stock
Number of Persons in                  Elected or        Term to      Beneficially     Percent
Group                    Age (1)     Appointed(2)       Expire         Owned (3)     of Class
----------------------  ---------  ----------------  -------------  ---------------  --------

Board Nominees for Term to Expire in 2000
Thomas J. Leiferman(4)     45            1987            1997         28,886(5)(6)      3.30%
Neil Adamek                74            1978            1997         20,160(5)         2.32%

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED
NOMINEES FOR DIRECTOR

Directors Continuing in Office
Wallace R. Mattock         71            1984            1998         10,860(5)(7)      1.25%
Gerald Peterson            61            1977            1998         33,935(5)(8)      3.90%
Andrew P. Revering         78            1971            1999         10,785(5)(9)      1.24%
Peter Vogel                44            1990            1999          2,710(5)(10)       *

All directors and
executive officers of the
Company as a group                                                   129,562(5)        14.90%
(8 persons)


----------------------------------------------
*    Less than 1%.
(1)  As of September 30, 1996.
(2) Refers to the year the individual first became a director of the Company or the Association. All directors of the Association during March 1995 became directors of the Company when it was incorporated.
(3) Includes 14,608 options to purchase shares of Common Stock pursuant to the Mississippi View Holding Company 1995 Stock Option Plan ("1995 Option Plan") that are exercisable.
(4) Mr. Leiferman is also the President and Chief Executive Officer of the Company.
(5) Excludes 80,639 unallocated shares of Common Stock held under the ESOP for which such specified individual (or certain individuals in the named group) serves as a member of the ESOP Committee or as an ESOP Trustee. Excludes 34,474 unvested and unawarded shares of Common Stock held by the Community Federal Savings and Loan Association of Little Falls Management Stock Bonus Plan ("MSBP") for which such specified individual (or certain individuals in the named group) serves as a member of the MSBP Committee or as an MSBP Trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan."
(6) Includes 1,050 shares held in trust by Mr. Leiferman under the Uniform Gifts to Minors Act for the benefit of Mr. Leiferman's minor children, 4,881 shares held in an individual retirement account for the benefit of Mr. Leiferman, and 7,263 shares held in a 401(k) Trust for the benefit of Mr. Leiferman, which Mr. Leiferman may be deemed to beneficially own.
(7) Includes 75 shares jointly owned by Mr. Mattock with his son, which Mr. Mattock may be deemed to beneficially own.
(8) Includes 6,250 shares owned by the spouse of Mr. Peterson, and 25 shares held in trust by Mr. Peterson under the Uniform Gifts to Minors Act for the benefit of Mr. Peterson's minor grandchild, which Mr. Peterson may be deemed to beneficially own.
(9) Includes 3,000 shares of Common Stock held in an individual retirement account for the benefit of Mr. Revering and 1,600 shares held in an individual retirement account for the benefit of the spouse of Mr. Revering, which shares Mr. Revering may be deemed to beneficially own.
(10) Includes 50 shares held in trust by Mr. Vogel under the Uniform Gifts to Minors Act for the benefit of Mr. Vogel's minor children, which shares Mr. Vogel may be deemed to beneficially own.

     The following table sets forth the non-director executive officers of the Company, their name, age, the year they first became an officer of the Company or the Association, and their current position with the Company. Executive officers serve for a one-year term or until their successor is elected by the Board of Directors and qualified.


                                                           Year First        Position
                                                          Appointed as       with the
Name of Individual                       Age (1)           Officer(2)         Company
------------------                       -------          ------------       --------
Larry D. Hartwig                           43                 1980          Treasurer/
                                                                            Controller
Mary Ann Karnowski                         47                 1989          Secretary


----------------------------------
(1)  As of September 30, 1996.
(2) Refers to the year the individual first became an officer of the Company or the Association. All officers of the Association during March 1995 were appointed officers of the Company when it was incorporated.

     The business experience of each nominee for director, director, and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

     Thomas J. Leiferman has been the President and Chief Executive Officer of the Association since 1987 and President and Chief Executive Officer of the Company since its formation in November 1994. Mr. Leiferman has served as a board member and a treasurer of the Minnesota League of Savings and Community Bankers. Mr. Leiferman has held board or officer positions in the following organizations: Community Development of Morrison County, Inc., United Way of Morrison County, City of Little Falls Economic Development Authority, North Central Economic Development Authority, Central Minnesota Ethanol Cooperative, Kiwanis Club of Little Falls, and the Little Falls Youth Hockey Association. Mr. Leiferman is active in many other civic and church organizations.

     Neil Adamek has been a member of the Board of Directors of the Association since 1978 and of the Company since its incorporation in November 1994. Mr. Adamek is a past Morrison County commissioner and board member of Land-O-Lakes, and has owned and operated a dairy farm in Morrison County, Minnesota for the past fifty years.

     Wallace R. Mattock is a past president of the Association and has been a member of the Board of Directors of the Association since 1984 and of the Company since its incorporation in November 1994. Mr. Mattock has served as a board member and an officer of the Minnesota League of Savings and Community Bankers. Mr. Mattock's other community activities have included being a past president of the Little Falls Lions Club and Little Falls Golf Association, a past chairman of Community Development of Morrison County, a trustee of St. Mary's Church, and was involved in the Knights of Columbus and the Chamber of Commerce as well as other civic organizations. Mr. Mattock retired from his officer position with the Association in 1987.

     Gerald R. Peterson has been a member of the Board of Directors of the Association since 1977 and of the Company since its incorporation in November 1994. Mr. Peterson is active in the American Legion, Knights of Columbus, and local Chamber of Commerce, and is the owner and manager of the Little Falls Family Shoe Store, Little Falls, Minnesota.

     Andrew P. Revering has been a member of the Board of Directors of the Association since 1971 and of the Company since its incorporation in November 1994. Mr. Revering is also retired past president of the Association. Mr. Revering has been affiliated with the Association for over thirty-seven years in the capacity of secretary and president. He is an active member of the Little Falls Rotary Club, Knights of Columbus, and American Field Service, and is a past board member of Community Development of Morrison County and Minnesota League of Savings and Community Bankers.

     Peter Vogel is a member of the Boards of Directors of the Association and the Company as well as General Counsel for the Association. Mr. Vogel has been a director of the Association since 1990 and of the Company since its incorporation in November 1994. He is currently a partner in the general practice law firm of Rosenmeier, Anderson and Vogel, Little Falls, Minnesota, local counsel to the Association. Mr. Vogel is a board member of Employment Enterprises, Inc., Cass Gilbert Depot Society, Inc., and the Central Minnesota Legal Services, Inc. Mr. Vogel is also a member of the viola section of the Heartland Symphony Orchestra and the current President of the Little Falls Kiwanis Club.

     Larry D. Hartwig has been Treasurer/Controller of the Association since 1980 and of the Company since its incorporation in November 1994. Mr. Hartwig has been employed by the Association for over twenty years. Mr. Hartwig has served as President of the Rotary Club and has also served on the Board of Directors of the Rotary Club, the local church, and the St. Francis Music Center. He is a member of the Curriculum Planning, Evaluating, and Reporting Committee and the Strategic Planning Committee for the local school district. Mr. Hartwig is also active in many civic and youth organizations.

     Mary Ann Karnowski has been Secretary of the Association since 1989 and of the Company since its incorporation in November 1994. Mrs. Karnowski has been employed by the Association for over twenty-two years. Mrs. Karnowski is a past board member of the local Chamber of Commerce and past chair of the Agri-Business Committee. She is also a member of the local United Way Allocation Committee and a member of Oasis Paint-a-thon and Home Fix Up.

Nominations for Directors

     Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the board of directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

     Nominations, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person,
(ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

     The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Association. During the fiscal year ended September 30, 1996, the Board of Directors of the Company held ten regular meetings and two special meetings and the Board of Directors of the Association held twelve regular meetings and two special meetings. During fiscal 1996 Director Revering attended seven regular meetings and one special meeting of the Company and attended seven regular meetings and one special meeting of the Association. All other directors attended no fewer than 75% of the total meetings of the Company and the Association and committees during the fiscal year ended September 30, 1996.

     The Audit Committee of the Company is comprised of Directors Mattock, Revering, and Treasurer/Controller Hartwig. The committee meets at least twice a year with independent auditors to review and discuss quarterly reports and then reports to the full Board. The Audit Committee met twice during the fiscal year ended September 30, 1996.

     The Board of Directors acts as the Nominating Committee. The Board of Directors meets as the Nominating Committee at least annually.


                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

     During the fiscal year ended September 30, 1996, each member of the Board of Directors of the Association and the Company received a monthly fee of $700. No additional fees are paid for committee meetings. For the year ended September 30, 1996, total fees paid by the Association to directors were $55,000. In addition, total fees of $15,450 were paid by the Company to directors for the fiscal year ended September 30, 1996.

     On September 27, 1995, the date of stockholder approval of the MSBP, each non-employee director of the Company received 2,015 shares of restricted stock under the MSBP. These shares become non-forfeitable at a rate of 20% annually on and after September 27, 1996. In addition, on September 27, 1995, the date of stockholder approval of the 1995 Option Plan, each non-employee director of the Company received stock options to purchase 5,039 shares of Common Stock at the then current fair market value ($11.375 per share). Such options are first exercisable at a rate of 20% annually on and after September 27, 1996. See "- Benefits - 1995 Stock Option Plan" and "- Management Stock Bonus Plan."

     Directors Consultation and Retirement Plan. The Association's board adopted a Directors Consultation and Retirement Plan (the "Consultation Plan") effective September 20, 1994, to provide retirement benefits to directors of the Association. Directors have provided expertise in enabling the Association to experience growth and profitability. The Consultation Plan will help to insure that the Association has the continued services of these persons as directors to assist in the conduct of the Association's business affairs in the future. Any director who has served as a Director for at least 5 years and has attained the age of 45 shall be a participant in the Consultation Plan. Within 30 days of a participant's retirement as a director with the Association, any participant who has agreed to provide consulting services shall be designated as a consulting director. A consulting director with 10 or more years of service shall be paid a monthly retirement benefit under the Consultation Plan equal to 50% of the director fee in effect as of the date of such retirement with such benefits to be paid for a period of 120 months. However, consulting directors with less than 10 but more than 5 years of service will receive a reduced amount. If the participant shall die prior to commencement of benefits or receipt of all 120 payments, such participant's spouse, named beneficiary, or estate shall receive such remaining benefits. At the expiration of the period for which the participant is entitled to benefits, his status as a consulting director shall cease. The Consultation Plan is unfunded. All benefits payable under the plan will be paid by the Association from current assets. There are no tax consequences to either the Director or the Association prior to payment of benefits. Upon receipt of payment of benefits, the Director will recognize taxable ordinary income in the amount of such payment received and the Association will be entitled to recognize a tax-deductible compensation expense. The Association accrued a financial expense of $4,740 during each of the fiscal years ended September 30, 1996 and 1995 with respect to the Consultation Plan.

     Stock Benefits. Each non-employee director (Directors Adamek, Mattock, Peterson, Revering and Vogel) of the Company was initially granted options to purchase 5,035 shares of Common Stock on September 27, 1995 (the date the 1995 Option Plan was approved by the Company's stockholders). Such options vest 20% annually upon each anniversary date of the date of grant. Each of the same non-employee directors also received, on September 27, 1995, 2,015 shares of restricted stock. Such restricted stock vests 20% annually upon each anniversary date of the date of grant.

Executive Compensation

     Summary Compensation Table. The following table sets forth the compensation paid to the chief executive officer during the fiscal years ended September 30, 1996, 1995, and 1994. All compensation paid to directors, officers, and employees is paid by the Association. No other executive officer received cash compensation in excess of $100,000 during the fiscal year ended September 30, 1996, 1995, and 1994.

                                                                                Long Term Compensation
                                         Annual Compensation(1)                          Awards
                                     ------------------------------------    ----------------------------
                                                                              Securities
                                                                              Restricted      Underlying
Name and                  Fiscal                           Other Annual         Stock       Options/SARs       All Other
Principal Position         Year       Salary     Bonus    Compensation(2)     Award($)(3)      (#)(4)       Compensation (5)
------------------        ------     -------    -------   ---------------    ------------   ------------    ----------------
Thomas J. Leiferman,       1996      $90,109    $27,033      $9,250                 --             --          $59,237
President and CEO          1995      $86,864    $21,888      $8,900           $114,649         25,199          $17,105
                           1994      $82,496    $20,313      $6,200                 --             --          $ 5,140


---------------------------------------
(1)   All compensation was paid by the Association.
(2) Includes Board of Director's fees. For the fiscal years 1996, 1995, and 1994, there were no other (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Represents the dollar value of the award of Common Stock (calculated by multiplying $11.375 per share, the average of the bid and ask price of the Company's unrestricted stock on the date of grant, by 10,079 shares, the number of shares of restricted stock awarded) under the MSBP. Dividends received on the MSBP shares are held in arrears until the restricted stock becomes vested. At September 30, 1996, the MSBP Trust held shares of Common Stock subject to forfeiture for the benefit of Mr. Leiferman with a fair market value of $25,200 (calculated by multiplying $12.50 per share, the average of the bid and ask price of the Company's unrestricted stock on September 30, 1996, by 2,016 shares, the number of shares of Common Stock that remain restricted).
(4) By their terms, options vest at a rate of 20% per year beginning on the anniversary date of the granting of the options.
(5) Represents $1,005, $4,505, and $5,140 of employer discretionary contributions and matching contributions to the Association's 401(k) Plan for the fiscal years 1996, 1995, and 1994, respectively. Also includes the accrual of financial reporting expenses of $17,712 and $12,600 relating to the Supplemental Executive Retirement Plan for fiscal 1996 and 1995, respectively. Accrual of financial reporting expenses related to the Supplemental Executive Retirement Plan commenced as of October 1, 1994, and therefore are not included for the year ended September 30, 1994. Includes the accrual of financial reporting expenses of $7,440 relating to Post-Retirement Medical Insurance and additional compensation paid from the Company of $15,454 for fiscal 1996. Includes $17,626 related to an allocation of shares of Common Stock under the ESOP in fiscal 1996.

     Employment Agreement. The Association is a party to an employment agreement with President and Chief Executive Officer Thomas J. Leiferman. The employment agreement is for a term of three years. Under the agreement, Mr. Leiferman's employment is terminable by the Association for "just cause" as defined in the agreement. If the Association terminates Mr. Leiferman without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The agreement contains a provision stating that in the event of termination of employment in connection with, or within one year after, any change in control of the Association, Mr. Leiferman will be paid in a lump sum an amount equal to 2.99 times his five year average cash compensation. Had a change in control been deemed to have occurred at completion of the last fiscal year, Mr. Leiferman would have been entitled to a lump sum payment of approximately $286,026. The payment that would be made would be an expense to the Association, thereby reducing net income and the Association's capital by that amount. The agreement is reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of the Board and satisfactory job performance within the Board's sole discretion.

     Supplemental Executive Retirement Plan. The Association has adopted a supplemental executive retirement plan ("SERP") effective September 20, 1994, for the benefit of Thomas J. Leiferman, President. The purpose of the SERP is to furnish such individual with supplemental post-retirement benefits in addition to those which will be provided under the Association's profit-sharing plan and other retirement benefits. Benefits payable under the SERP will equal 90% of the employee's final average compensation upon retirement on or after age 60 for a minimum of 120 months after retirement. Such benefits shall be reduced by 2.5% per year upon retirement prior to age 60 (i.e., benefits at age 40 would be at 40% of final average compensation). Payments under the SERP will be accrued for financial reporting purposes during the period of employment of the participant. The SERP is unfunded. All benefits payable under the SERP will be paid from current assets of the Association. The Association may invest in various life insurance products as a means of providing assets available for the payment of such benefits. There are no tax consequences to either the participant or the Association related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Association will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERP shall be immediately payable upon death or disability of the participant, or upon termination of employment of the participant.

Other Benefits

     Employee Stock Ownership Plan. The Association has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Association or its subsidiary and have attained the age 21.

     The ESOP is to be funded by contributions made by the Association in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company with which to acquire 80,639 shares of the Common Stock issued in the Conversion, representing 8% of the Common Stock outstanding. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in approximately 10 years.

     The Board of Directors has appointed Directors Vogel and Leiferman as the committee (the "ESOP Committee") to administer the ESOP. Directors Mattock, Adamek, Peterson, Revering, and Vogel serve as the ESOP Trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties.

     401(k) Plan. The Association sponsors a tax-qualified defined contribution profit sharing plan, ("401(k) Plan"), for the benefit of its employees. All full-time employees become eligible to participate under the Plan after completing one year of service. Under the 401(k) Plan, employees may voluntarily elect to defer compensation, not to exceed applicable limits under the Code. In the past, the first 5% of employee savings have been matched by a company contribution equal to the employee contribution. Such matching contributions are 100% vested following completion of 5 years of service. In the future, the Association may contribute an annual discretionary contribution to the plan. Such benefits are allocated to participant accounts as a percentage of base compensation of such participant to the base compensation of all participants. At the end of each fiscal year, the Board of Directors determines whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Association's retained income, profits, regulatory capital, and employee performance.

     1995 Option Plan. The 1995 Option Plan was approved by stockholders of the Company at a special meeting of stockholders held on September 27, 1995. Pursuant to the 1995 Option Plan, 100,799 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the 1995 Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1995 Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the 1995 Option Plan.

   The following table set forth additional information concerning options granted under the 1995 Option Plan.



                  OPTION/SAR EXERCISES AND YEAR END VALUE TABLE
         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES
                                                         Number of Securities
                                                        Underlying Unexercised            Value of Unexercised
                         Shares           Value              Options/SARs at            in-the-Money Options/SARs
                       Acquired on      Realized           Fiscal Year-End (#)          at Fiscal Year-End ($)(1)
                                                      ---------------------------      ---------------------------
Name                   Exercise (#)        ($)        Exercisable / Unexercisable      Exercisable / Unexercisable
----                   ------------     --------      ---------------------------      ---------------------------

Thomas J. Leiferman         0              $0              5,039 / 20,160                  $5,669 / $22,680

----------------------------

(1) Based upon an exercise price of $11.375 per share and average bid and asked price of $12.50 as of September 30, 1996.

     Management and Directors Stock Bonus Plans. The Board of Directors of the Company and Association adopted the MSBP, as a method of providing directors, officers, and key employees of the Association with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Association. The Association contributed sufficient funds to the MSBP Trusts to enable the MSBP Trusts to purchase 40,319 shares of Common Stock (4% of the amount of Common Stock sold in the Conversion). Awards under the MSBPs were made in recognition of prior and expected future services to the Association of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Association, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Association.

     Future Stock Option Awards. Directors and executive officers will receive awards of stock options under the 1997 Option Plan upon stockholder approval. See "II - Approval of the 1997 Stock Option Plan."


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Association or any subsidiary involving more than $60,000 during the year ended September 30, 1996. Furthermore, the Association had no "interlocking" relationships existing on or after October 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Association's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Association's Board of Directors.

   The Association, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the

Association have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All loans by the Association to its directors and executive officers are subject to Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Association.


                     II - APPROVAL OF THE 1997 OPTION PLAN

General

     The Company's Board of Directors has adopted the 1997 Option Plan. The 1997 Option Plan is subject to approval by the Company's stockholders. Pursuant to the 1997 Option Plan, up to 87,771 shares of Common Stock equal to up to 10% of the total Common Stock outstanding as of the date of the Board's adoption (October 15, 1996), are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the 1997 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the Company's and the Association's business. The 1997 Option Plan, which shall become effective upon the date of stockholder approval ("Effective Date"), provides for a term of ten years, after which no awards may be made. The following summary of the material features of the 1997 Option Plan is qualified in its entirety by reference to the complete provisions of the 1997 Option Plan which is attached hereto as Exhibit A.

     The 1997 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). The Option Committee may select the directors, officers, and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Association's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

     Officers, directors, key employees, and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1997 Option Plan (the "Optionees"). Each option granted pursuant to the 1997 Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the 1997 Option Plan will constitute either Incentive Stock
Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code (the "Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Section 422 of the Code). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1997 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

     Options to be awarded to employees, officers, and directors shall be conditioned upon receipt of stockholder approval of the 1997 Option Plan. Options awarded to employees, officers, and directors become first exercisable at a rate of 50% upon the date of grant and 50% on the one year anniversary date of the date of grant, except upon the death or disability of the Optionee, or upon a change in control of the Company. In the event of the death or disability of an Optionee, or a change in control (as such terms are described in the 1997 Option Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

     Shares issuable under the 1997 Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1997 Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1997 Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

     The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

   The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price. If no bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the 1997 Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

     No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee, except to the extent that dividend equivalent rights are awarded under the 1997 Option Plan. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option and shall not be made in the event that the transaction would result in liability to the Optionee and the Company under the 1934 Act or regulations promulgated thereunder.

     The 1997 Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension, or renewal of any outstanding option, provided that no such modification, extension, or renewal shall confer on the Optionee any right or benefit that could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 1997 Option Plan.

Awards Under the 1997 Option Plan

     The Board or the Option Committee shall from time to time determine the officers, Directors, key employees, and other persons who shall be granted Awards under the 1997 Option Plan, the number of Awards to be granted to any Participant under the 1997 Option Plan, and whether Awards granted to each Participant under the 1997 Option Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

     Pursuant to the terms of the 1997 Option Plan, Non-Incentive Stock Options to purchase 4,389 shares of Common Stock will be granted to each non-employee Director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. The Options granted to non-employee Directors on the Effective Date will be first exercisable 50% on the date of grant and 50% on the one year anniversary of the date of grant, during such period of service as a Director or a Director Emeritus. Options granted to non-employee Directors will remain exercisable for up to ten years from the date of grant without regard to continuation of service as a Director or Director Emeritus. Upon the death or disability of a Director or Director Emeritus, Options shall be deemed immediately 100% exercisable for their remaining term.

     All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Association. Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

     The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the 1997 Option Plan.

                                 NEW PLAN BENEFIT
                              1997 STOCK OPTION PLAN
                                                               Number of Options
Name and Position                          Dollar Value(1)       to be Granted
Thomas J. Leiferman
  President and Chief Executive Officer         N/A                   21,943
Neil Adamek
  Director...........................           N/A                    4,389
Wallace R. Mattock
  Director...........................           N/A                    4,389
Gerald Peterson
  Director...........................           N/A                    4,389
Andrew P. Revering
  Director...........................           N/A                    4,389
Peter Vogel
  Director...........................           N/A                    4,389
Larry D. Hartwig
  Treasurer/Controller...............           N/A                   10,971
Mary Ann Karnowski
  Secretary..........................           N/A                    8,777
Executive Officer Group (3 persons)..           N/A                   41,691
Non-Executive Director Group
  (5 persons)........................           N/A                   21,945
Non-Executive Officer Employee Group.           N/A                        0



------------------------------
(1)The exercise price of Options will be equal to the Fair Market Value of the Common Stock on the date of stockholder approval of the 1997 Option Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this Proxy Statement. On September 30, 1996, the average of the bid and ask price of the Common Stock at the close of the market as reported on the Nasdaq SmallCap Market was $12.50 per share.

Dividend Equivalent Rights

     The Option Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a dividend on the Common Stock, the holder of an Option shall receive payment of compensation in an amount equivalent to the dividend payable as if the Option had been exercised and Common Stock held as of the dividend record date. The rights expire upon the expiration or exercise of the underlying Options. The rights are nontransferable and attach to Options whether or not the Options are immediately exercisable. All Options granted by the Option Committee to Employees as of the Effective Date are intended to have Dividend Equivalent Rights associated with the Options. All Options granted to non-employee Directors of the Company or the Association as of the Effective Date in accordance with the Plan are intended to have Dividend Equivalent Rights associated with such Options.

Effect of Mergers, Change of Control and Other Adjustments

     Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation, or other extraordinary corporate action or event, the Option Committee, in its sole discretion, has the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of each Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1997 Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate, or advisable. However, no action may be taken by the Option Committee that would cause Incentive Stock Options granted pursuant to the 1997 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, if any, the Option exercise price per share will be adjusted proportionately, except to the extent that the Optionee otherwise receives payments associated with Dividend Equivalent Rights attributable to the Options with regard to special or non-recurring cash dividends.

     The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 1997 Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

     In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the Change in Control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any Substitute Options exchanged for Incentive Stock Options must meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options do not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to the surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to the Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all surrendered Options in exchange for surrendered Options.

     The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 1997 Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1997 Option Plan to operate in changed circumstances, to adjust the 1997 Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following an extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the 1997 Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

     Although the 1997 Option Plan may have an anti-takeover effect, the Board of Directors did not adopt the 1997 Option Plan specifically for anti-takeover purposes. The 1997 Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 1997 Option Plan

     The Board of Directors may alter, suspend, or discontinue the 1997 Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1997 Option Plan, materially increase the benefits accruing to Optionees under the 1997 Option Plan or materially modify the requirements for eligibility for participation in the 1997 Option Plan unless such action of the Board is subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1997 Option Plan

     The Common Stock to be issued upon the exercise of Options awarded under the 1997 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1997 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 87,771 shares of Common Stock), then the effect to current stockholders would be to dilute their current ownership percentages by approximately 9.1%.

Federal Income Tax Consequences

   Under present federal tax laws, awards under the 1997 Option Plan will have the following consequences:

  1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

  2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

  3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

  4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income, including the receipt of cash paid related to Dividend Equivalent Rights.

Accounting Treatment

     Neither the grant nor the exercise of an Option under the 1997 Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options that are exercisable under the 1997 Option Plan might be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Approval

     Stockholder approval of the 1997 Option Plan is being sought to qualify the 1997 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the

Nasdaq SmallCap Market. An affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1997 STOCK OPTION PLAN.


                 III - RATIFICATION OF APPOINTMENT OF AUDITORS

     Bertram Cooper & Co., LLP was the Company's auditor for the fiscal year ended September 30, 1996. The Board of Directors has renewed the Company's arrangement with Bertram Cooper & Co., LLP to be its auditor for the fiscal year ending September 30, 1997, subject to ratification by the Company's stockholders. A representative of Bertram Cooper & Co., LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

     In the event the appointment of Bertram Cooper and Co., LLP is not ratified by stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

     Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BERTRAM COOPER & CO., LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997.



                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The audited financial statements of the Company for its fiscal year ended September 30, 1996, prepared in conformity with generally accepted accounting principles, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

     Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB filed with the SEC under the 1934 Act for the year September 30, 1996. Upon written request and a payment of a copying charge of $0.10 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Mary Ann Karnowski, Secretary, Mississippi View Holding Company, 35 East Broadway, Little Falls, Minnesota 56345.


                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement; however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

                             STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 1997, any stockholder proposal to take action at such meeting must be received at the Company's main office at 35 East Broadway, Little Falls, Minnesota 56345 by August 22, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act and the Articles.


                                 MISCELLANEOUS

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Mary Ann Karnowski
                                 MARY ANN KARNOWSKI
                                 SECRETARY
Little Falls, Minnesota
December 16, 1996

APPENDIX A


                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       MISSISSIPPI VIEW HOLDING COMPANY
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)



   -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:


      (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4) Proposed maximum aggregate value of transaction:


      (5)  Total fee paid:


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:


      (2) Form, Schedule or Registration Statement No.:


      (3) Filing Party:


      (4) Date Filed:

APPENDIX B



                        MISSISSIPPI VIEW HOLDING COMPANY
                                35 EAST BROADWAY
                          LITTLE FALLS, MINNESOTA 56345
                                 (320) 632-5461

                                JANUARY 22, 1997

     The undersigned hereby appoints the Board of Directors of Mississippi View Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office located at 35 East Broadway, Little Falls, Minnesota, on January 22, 1997 at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                     FOR       WITHHELD

1.     The election as director of all nominees
       listed below:                                 |_|          |_|

       Thomas J. Leiferman
       Neil Adamek

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.



                                                       FOR    AGAINST    ABSTAIN
2.     The approval of the Mississippi View Holding
       Company 1997 Stock Option Plan.                 |_|      |_|        |_|

3.     The ratification of the appointment of Bertram
       Cooper & Co., LLP as independent auditors of
       Mississippi View Holding Company for the fiscal
       year ending September 30, 1997.                 |_|      |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the signatory(ies) be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting and a Proxy Statement dated December 16, 1996.


                                          Please check here if you
Dated:                , 199           |_| plan to attend the Meeting.
       ---------------     --



__________________________            ___________________________
SIGNATURE OF STOCKHOLDER              SIGNATURE OF STOCKHOLDER



__________________________            ___________________________
PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX C

                       MISSISSIPPI VIEW HOLDING COMPANY

                            1997 STOCK OPTION PLAN

      1.       Purpose of the Plan.  The Plan shall be known as the  Mississippi
View Holding Company ("Company") 1997 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

               (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

               (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

               (c) "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

               (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

               (e) "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

               (f) "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

               (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

               (h) "Company" shall mean the Mississippi View Holding Company, the parent corporation of the Savings Association, or any successor or Parent thereof.

               (i) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

               (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Association or the Company from time to time.

               (k) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Association or the Parent in his then current capacity as determined by the Committee.

               (l) "Dividend Equivalent Rights" shall mean the rights to receive a cash payment in accordance with Section 12 of the Plan.

               (m) "Effective Date" shall mean the date specified in Section 15 hereof.

               (n) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

               (o) "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

               (p) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

               (q) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

               (r)   "Option"   shall  mean  an   Incentive   Stock   Option  or
Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

               (s) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

               (t) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

               (u) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

               (v) "Participant" means any director, officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

               (w) "Plan" shall mean the Mississippi View Holding Company 1997 Stock Option Plan.

               (x) "Savings Association" shall mean Community Federal Savings and Loan Association of Little Falls, Little Falls, Minnesota, or any successor corporation thereto.

               (y) "Share" shall mean one share of the Common Stock.

               (z) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

      3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed *87,771 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes.

               If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

--------
* 10% of shares outstanding as of date of Board adoption.

      4.       Six Month Holding Period.

               Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

      5.       Administration of the Plan.

               (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

               (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

          The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

               (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

      6.       Eligibility for Awards and Limitations.

               (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

               (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

               (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

      7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

       8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

              (a)   Option Price.

                    (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                    (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

               (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

               (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such

Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

               (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 50% on the date of grant and 50% one year thereafter during such periods of service as an Employee, Director or Director Emeritus.

               (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

               (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

               (a) Options  Granted to Directors.  Subject to the limitations of
Section 6(c), Non- Incentive Stock Options to purchase 21,945 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 50% on the Effective Date and 50% on the one year anniversary thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All Options awarded in accordance with this Section 9(a)
as of the Effective Date shall have Dividend Equivalent Rights associated with such Options, as detailed at Section 12 herein. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Savings Association or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

               (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

               (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

               (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

               (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 50% on the date of grant and 50% one year thereafter during such periods of service as an Employee, Director or Director Emeritus.

               (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

               (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

               (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Association or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

               (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

               (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

               (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

               (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

      11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

      12. Dividend Equivalent Rights. The Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable as if such Options had been exercised and such Common Stock held as of the dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are non-transferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options shall be paid to the Option holder at the dividend payment date of the Common Stock. All Options granted by the Committee to Employees as of the Effective Date shall have Dividend Equivalent Rights associated with such Options. All Options granted to non-employee Directors of the Company or the Savings Association as of the Effective Date in accordance Section 9(a) of the Plan shall have Dividend Equivalent Rights associated with such Options.

      13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

               (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

               (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                    (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities

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



issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                    (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

               (c)   Extraordinary   Corporate   Action.   Notwithstanding   any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                    (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                    (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                    (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

               (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

               (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately, except to the extent that the Participant shall otherwise receive payments associated with Dividend Equivalent Rights attributable to such Options with regard to such special or non-recurring cash dividends.

               Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

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      14.      Time of Granting  Options.  The date of grant of an Option  under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

      15. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

      16.      Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

      17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

      18.      Amendment and Termination of the Plan.

               (a)  Action  by the  Board.  The  Board  may  alter,  suspend  or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

               (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

      29.      Conditions  Upon  Issuance  of  Shares;   Limitations  on  Option
Exercise; Cancellation of Option Rights.

               (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

               (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

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


               (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

               (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

               (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

      20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options and Dividend Equivalent Rights under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     23. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Association or other Subsidiaries.

      24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent that federal law shall be deemed to apply.



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